Note 8 - Amounts Receivable - Schedule of Amounts Receivable (Details) - USD ($) $ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Statement Line Items [Line Items]
Gold and copper concentrate sales receivable		$ 31,916	$ 22,985
Molybdenum sales receivable		29,364	21,606
Consumption and income tax receivable	[1]	11,688	19,636
Other receivables		3,873	1,881
Total amounts receivable		$ 76,841	$ 66,108

[1]	Includes the current portion of value-added tax (“VAT”) receivable of $8.2 million (December 31, 2020 - $16.1 million) at the Öksüt Mine. The non-current portion of VAT receivable is included in other assets (note 12).